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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

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                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
            UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED, OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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                           FIRST UNION NATIONAL BANK
              (Exact name of trustee as specified in its charter)

United States National Bank                              56-0900030
(Jurisdiction of incorporation if                        (I.R.S. employer
not a national bank)                                     identification no.)

                           First Union National Bank
                       90 State House Square - 2nd Floor
                              Hartford, CT  06103
                                 (860) 692-7216
                            Attn:  W. Jeffrey Kramer
                    (Address of Principal Executive Offices)

                                 Same as above
                                 -------------
                 (Name, address and telephone number, including
                   area code, of trustee's agent for service)

                       TRANSAMERICAN REFINING CORPORATION
              (Exact name of obligor as specified in its charter)

                                   76-0229632
                      (I.R.S. employer identification no.)

                                     TEXAS
         (State or other jurisdiction of incorporation or organization)

          $200,000,000 16% Series B Senior Subordinated Notes due 2003
                        (Title of Indenture Securities)

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                      1300 NORTH SAM HOUSTON PARKWAY EAST
                     SUITE 320, HOUSTON, TEXAS  77032-2949
                                 (281)986-8811

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                    ED DONAHUE, VICE PRESIDENT AND SECRETARY
                      1300 NORTH SAM HOUSTON PARKWAY EAST
                     SUITE 320, HOUSTON, TEXAS  77032-2949
                                 (281)986-8811

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                                WITH A COPY TO:
                             C. ROBERT BUTTERFIELD
                            GARDERE & WYNNE, L.L.P.
                            3000 THANKSGIVING TOWER
                              DALLAS, TEXAS  75201
                                 (214) 999-3000

       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


         APPROXIMATE DATE OF COMMENCEMENT OF SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

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1.      General Information. Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

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     Name                                                      Address
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Federal Reserve Bank of Richmond, VA                        Richmond, VA

Comptroller of the Currency                                 Washington, D.C.

Securities and Exchange Commission Division
of Market Regulation                                        Washington, D.C.

Federal Deposit Insurance Corporation                       Washington, D.C.

         (b)    Whether it is authorized to exercise corporate trust powers.

                The Trustee is authorized to exercise corporate trust powers.

2. Affiliations with obligor and underwriters. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

         (See Note 1 on Page 6.)

Because the obligor is not in default on any securities issued under indentures under which the applicant is trustee, Items 3 through 15 are not required herein.

16.      List of Exhibits.

         All exhibits identified below are filed as a part of this statement of eligibility.

         1. A copy of the Articles of Association of First Union National Bank as now in effect, which contain the authority to commence business and a grant of powers to exercise corporate trust powers is filed with the T-1 for Production Resource Group LLC, as filed with the Securities and Exchange Commission on May 11, 1998 as Registration No. 333-46235.

         2. A copy of the certificate of authority of the trustee to commence business, if not contained in the Articles of Association is filed with the T-1 for Production





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                 Resource Group LLC, as filed with the Securities and Exchange
                 Commission on May 11, 1998 as Registration No. 333-46235.

         3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in exhibits (1) or (2) above is filed with the T-1 for Production Resource Group LLC, as filed with the Securities and Exchange Commission on May 11, 1998 as Registration No. 333-46235.

         4. A copy of the existing By-laws of the trustee, or instruments corresponding thereto is filed with the T-1 for Production Resource Group LLC, as filed the Securities and Exchange Commission on May 11, 1998 as Registration No. 333-46235.

         5.      Inapplicable.

         6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 is included at Page 5 of this Form T-1 Statement.

         7. A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority is filed with the T-1 for Production Resource Group LLC as filed with the Securities and Exchange Commission on May 11, 1998 as Registration Statement 333-46235.

         8.      Inapplicable.

         9.      Inapplicable.





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                                      NOTE

         Note 1: Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsible answer to Item 2, the answer to said Item is based on incomplete information. Item 2 may, however, be considered correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Union National Bank, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 26th day of May, 1998.

                                          FIRST UNION NATIONAL BANK
                                          (trustee)

                                          By: /s/  W. Jeffrey Kramer
                                              --------------------------------
                                              W. Jeffrey Kramer
                                              Vice President




                               CONSENT OF TRUSTEE

         Under Section 321(b) of the Trust Indenture Act of 1939, as amended, and in connection with the proposed issuance by the Obligor of the 16% Series B Senior Subordinated Notes Due 2003, First Union National Bank as the trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

                                          FIRST UNION NATIONAL BANK


                                          By: /s/ W. Jeffrey Kramer
                                              ----------------------------
                                              W. Jeffrey Kramer
                                              Vice President


Dated:   May 26, 1998





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